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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported) OCTOBER 21, 2004


                        DIAMOND TRIUMPH AUTO GLASS, INC.
               (Exact Name of Registrant as Specified in Charter)

         DELAWARE                       333-33572               23-2758853
(State or Other Jurisdiction     (Commission File Number)      (IRS Employer
     of Incorporation)                                       Identification No.)

                    220 DIVISION STREET                          18704
                  KINGSTON, PENNSYLVANIA
         (Address of Principal Executive Offices)             (Zip Code)


Registrant's telephone number, including area code:   (570) 287-9915

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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ITEM 5.02  DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
           APPOINTMENT OF PRINCIPAL OFFICERS

     On October 21, 2004, Richard Rutta resigned as the Co-Chairman and a member of the Board of Directors of Diamond Triumph Auto Glass, Inc. (the "Company"). Mr. Rutta resigned to pursue personal endeavors, and not due to a disagreement on any matter relating to the Company's operations, policies or practices. Michael Sumsky, President and CFO of the Company, who currently manages a significant portion of the Company's retail operations will assume management responsibilities for the balance of the retail operations, which were previously managed by Mr. Rutta.
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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




  Date:  October 26, 2004           DIAMOND TRIUMPH AUTO GLASS, INC.


                                    By:  /s/  Michael A. Sumsky
                                         ---------------------------------------
                                    Name:   Michael A. Sumsky
                                    Title:  President - Chief Financial Officer